SPARTAN(registered trademark) CALIFORNIA MUNICIPAL MONEY MARKET PORTFOLIO
A FUND OF FIDELITY CALIFORNIA MUNICIPAL TRUST II
SPARTAN(registered trademark) CALIFORNIA INTERMEDIATE MUNICIPAL PORTFOLIO SPARTAN(registered trademark) CALIFORNIA MUNICIPAL HIGH YIELD PORTFOLIO FUNDS OF FIDELITY CALIFORNIA MUNICIPAL TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 17, 1995
   On February 20, 1996 the funds' names changed from Spartan California Municipal Money Market Portfolio, Spartan California Intermediate Municipal Portfolio, and Spartan California Municipal High Yield Portfolio to Spartan California Municipal Money Market Fund, Spartan California Intermediate Municipal Income Fund, and Spartan California Municipal Income Fund, respectively.
SCRB-96-1   February 20, 1996
SUPPLEMENT TO THE SPARTAN(registered trademark) CALIFORNIA
MUNICIPAL FUNDS
PROSPECTUS
DATED APRIL 17, 1995
   On February 20, 1996 the funds' names changed from Spartan California Municipal Money Market Portfolio, Spartan California Intermediate Municipal Portfolio, and Spartan California Municipal High Yield Portfolio to Spartan California Municipal Money Market Fund, Spartan California Intermediate Municipal Income Fund, and Spartan California Municipal Income Fund, respectively.
Effective February 1, 1996, the following information replaces similar information found under "Expenses" beginning on page 5.
SPARTAN CA MONEY MARKET
Management fee (after reimbursement)     .35%
12b-1 fee None
Other expenses     .00%
Total fund operating expenses    .35%
SPARTAN CA INTERMEDIATE
Management fee (after reimbursement)     .40%
12b-1 fee None
Other expenses     .00%
Total fund operating expenses    .40%
SPARTAN CA MONEY MARKET
 Account open Account closed
After 1 year $4  $9
 After 3 years $11  $16
 After 5 years $20  $25
 After 10 years $44  $49
SPARTAN CA INTERMEDIATE
 Account open Account closed
 After 1 year $4  $9
 After 3 years $13  $18
 After 5 years $22  $27
 After 10 years $51  $56
FMR has voluntarily agreed to temporarily limit Spartan California Municipal Money Market Portfolio's operating expenses to .35% of its average net assets, and Spartan California Intermediate Municipal Portfolio's operating expenses to .40% of its average net assets. If these agreements were not in effect, the management fee, other expenses, and total operating expenses would be .50%, .00%, and .50%, respectively, for Spartan California Municipal Money Market and .55%, .00%, and .55%, respectively, for Spartan California Intermediate Municipal. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
   The following replaces the similar information found in the "Investment Principles and Risks" section on page 13 with regard to Spartan California Intermediate Municipal Income Fund.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three to 10 years under normal conditions. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between seven and 10 years.
The following replaces the similar information found in the "Investment Principles and Risks" section on page 13 with regard to Spartan California Municipal Income Fund.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.

FIDELITY CALIFORNIA TAX-FREE MONEY MARKET PORTFOLIO
A FUND OF FIDELITY CALIFORNIA MUNICIPAL TRUST II
FIDELITY CALIFORNIA TAX-FREE INSURED PORTFOLIO
FIDELITY CALIFORNIA TAX-FREE HIGH YIELD PORTFOLIO
FUNDS OF FIDELITY CALIFORNIA MUNICIPAL TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
APRIL 17, 1995
   On February 20, 1996 the funds' names changed from Fidelity California Tax-Free Money Market Portfolio, Fidelity California Tax-Free Insured Portfolio, and Fidelity California Tax-Free High Yield Portfolio to Fidelity California Municipal Money Market Fund, Fidelity California Insured Municipal Income Fund, and Fidelity California Municipal Income Fund, respectively.
MANAGEMENT CONTRACT. Effective January 1, 1996, FMR agreed to voluntarily adopt the revised group fee rate schedule shown below for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
The following information replaces the "Group Fee Rate" and "Effective Annual Fee Rate" schedules found on page 31.
      GROUP FEE RATE SCHEDULE                   EFFECTIVE ANNUAL FEE RATES
   Average Group   Annualized   Group Net   Effective Annual Fee
 Assets             Rate         Assets     Rate

0 - $ 3 billion   .3700%    $ 0.5 billion   .5200%

3 -   6           .3400     25              .4238

6 -  9            .3100     50              .3823

9 -  12           .2800     75              .3626

12 -  15          .2500     100             .3512

15 -  18          .2200     125             .3430

18 -  21          .2000     150             .3371

21 -  24          .1900     175             .3325

24 -  30          .1800     200             .3284

30 -  36          .1750     225             .3249

36 -  42          .1700     250             .3219

42 -  48          .1650     275             .3190

48 -  66          .1600     300             .3163

66 -  84          .1550     325             .3137

84 -  120         .1500     350             .3113

120 -  156        .1450     375             .3090

156 -  192        .1400     400             .3067

192 -  228        .1350     425             .1443

228 -  264        .1300     450             .1427

264 -  300        .1275     475             .1413

300 -  336        .1250     500             .1399

336 -  372        .1225     525             .1385

372 -  408        .1200     550             .1372

408 -  444        .1175

444 -  480        .1150

480 -  516        .1125

    Over 516      .1100

SUPPLEMENT TO THE
FIDELITY CALIFORNIA
TAX-FREE FUNDS
PROSPECTUS
DATED APRIL 17, 1995
   On February 20, 1996 the funds' names changed from Fidelity California Tax-Free Money Market Portfolio, Fidelity California Tax-Free Insured Portfolio, and Fidelity California Tax-Free High Yield Portfolio to Fidelity California Municipal Money Market Fund, Fidelity California Insured Municipal Income Fund, and Fidelity California Municipal Income Fund, respectively.
The following replaces the similar information found in the "Investment Principles and Risks" section on page 13 with regard to Fidelity California Insured Municipal Income Fund.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. The following replaces the similar information found in the "Investment Principles and Risks" section on page 13 with regard to Fidelity California Municipal Income Fund.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. The following replaces the similar information found in the "Investment Principles and Risks" section on page 14.
If you are subject to the federal alternative minimum tax, you should note that each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
The following replaces the similar information found in the "Taxes" section on page 29.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.